EXHIBIT 21

                         Citizens Communications Company
                                 Subsidiary List

Citizens Business Services Company                               Illinois
Citizens Cable Company                                           Delaware
   Subsidiary of Citizens Cable Company:
     NCC Systems, Inc.
Citizens Capital Ventures Corp.                                  Delaware
Citizens Consumers Services, Inc.                                California
Citizens Directory Services Company, Inc.                        Delaware
Citizens Directory Services Company L.L.C.                       Delaware
Citizens Energy Personnel Company LLC                            Delaware
Citizens International Management Services Company               Delaware
Citizens Lake Water Company                                      Illinois
Citizens Louisiana Accounting Company                            Delaware
Citizens Mohave Cellular Company                                 Delaware
Citizens NEWCOM Company                                          Delaware
Citizens NEWTEL Company                                          Delaware
Citizens Pennsylvania Company LLC                                Delaware
Citizens Public Works Service Company of Arizona                 Minnesota
Citizens Resources Company                                       Delaware
Citizens SERP Administration Company                             Delaware
Citizens Solutions Company                                       Arizona
Citizens Southwestern Capital Corporation                        Delaware
Citizens Telecommunications Company
Citizens Telecommunications Company of California, Inc.          California
Citizens Telecommunications Company of Colorado                  Delaware
Citizens Telecommunications Company of Idaho                     Delaware
Citizens Telecommunications Company of Illinois                  Illinois
Citizens Telecommunications Company of Iowa                      Delaware
Citizens Telecommunications Company of Minnesota, Inc.           Delaware
Citizens Telecommunications Company of Montana                   Delaware
Citizens Telecommunications Company of Nebraska                  Delaware
Citizens Telecommunications Company of Nebraska LLC              Delaware
Citizens Telecommunications Company of Nevada                    Nevada
Citizens Telecommunications Company of New York, Inc.            New York
Citizens Telecommunications Company of North Dakota              Delaware
Citizens Telecommunications Company of Oregon                    Delaware
Citizens Telecommunications Company of Tennessee L.L.C.          Delaware
Citizens Telecommunications Company of the Golden State          California
Citizens Telecommunications Company of the Volunteer State LLC   Delaware
Citizens Telecommunications Company of the White Mountains, Inc. Delaware
Citizens Telecommunications Company of Tuolumne                  California
Citizens Telecommunications Company of Utah                      Delaware
Citizens Telecommunications Company of Virginia                  Virginia

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Citizens Telecommunications Company of West Virginia             West Virginia
Citizens Telecommunications Company of Wyoming                   Delaware
Citizens Telecommunications Company of Wyoming LLC               Delaware
Citizens Telecom Services Company LLC                            Delaware
Citizens Utilities Company of California                         California
Citizens Utilities Company of Illinois                           Illinois
Citizens Utilities Company of Ohio                               Ohio
Citizens Utilities Rural Company, Inc.                           Delaware
Citizens Utilities Water Company of Pennsylvania                 Pennsylvania
Citizens Water Resources Company
Citizens Water Resources Company of Arizona                      Arizona
Citizens Water Services Company of Arizona                       Arizona
Conference-Call USA, Inc.                                        Delaware
CTC of Colorado LLC                                              Delaware
CTC Green Company, Inc.                                          New York
CU CapitalCorp                                                   Delaware
   Subsidiary of CU CapitalCorp:
         Electric Lightwave, Inc.1                               Delaware
CU Wireless Company LLC                                          Delaware
Flowing Wells, Inc.                                              Indiana
Frontier Cellular of Alabama, Inc.2                              Alabama
Frontier Communications of AuSable Valley, Inc.                  New York
Frontier Communications of New York, Inc.                        New York
Frontier Communications of Rochester, Inc.                       Delaware
Frontier Communications of Seneca-Gorham, Inc.                   New York
Frontier Communications of Sylvan Lake, Inc.                     New York
Frontier Subsidiary Telco Inc.
   Subsidiary of Frontier Subsidiary Telco Inc.:
     Frontier Cable of Mississippi, Inc.                         Mississippi
     Frontier Communications - Midland, Inc                      Illinois
     Frontier Communications - Prairie, Inc.                     Illinois
     Frontier Communications - Schuyler, Inc.                    Illinois
      Subsidiaries of Frontier Communications - Schuyler, Inc.:
       Schuyler Cellular, Inc.
     Frontier Communications - St. Croix, Inc.                   Wisconsin
      Subsidiaries of Frontier Communications - St. Croix, Inc.:
       Frontier Cable of Wisconsin, Inc.                         Wisconsin
     Frontier Communications of Alabama, Inc.                    Alabama
     Frontier Communications of America, Inc.                    Delaware
     Frontier Communications of Breezewood, Inc.                 Pennsylvania
     Frontier Communications of Canton, Inc.                     Pennsylvania
     Frontier Communications of DePue, Inc.                      Illinois


-----------------------------------
1 Economic interest 85%, voting interest 96%.
2 Owned by: Frontier Communications of the South, Inc.; Frontier Communications
  of Alabama, Inc.; and Frontier Communications of Lamar County, Inc.

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      Subsidiaries of Frontier Communications of DePue, Inc.:
       DePue Communications, Inc.                                Illinois
     Frontier Communications of Fairmount, Inc.                  Georgia
      Subsidiaries of Frontier Communications of Fairmount, Inc.:
       Fairmount Cellular, Inc.
     Frontier Communications of Georgia, Inc.                    Georgia
     Frontier Communications of Illinois, Inc.                   Illinois
     Frontier Communications of Indiana, Inc.                    Indiana
     Frontier Communications of Iowa, Inc.                       Iowa
     Frontier Communications of Lakeside, Inc.                   Illinois
     Frontier Communications of Lakewood, Inc.                   Pennsylvania
     Frontier Communications of Lamar County, Inc.               Alabama
     Frontier Communications of Michigan, Inc.                   Michigan
     Frontier Communications of Minnesota, Inc.                  Minnesota
     Frontier Communications of Mississippi, Inc.                Mississippi
     Frontier Communications of Mondovi, Inc.                    Wisconsin
     Frontier Communications of Mt. Pulaski, Inc.                Illinois
     Frontier Communications of Orion, Inc.                      Illinois
      Subsidiaries of Frontier Communications of Orion, Inc.:
       O.T. Cellular Telephone Company.                          Illinois
     Frontier Communications of Oswayo River, Inc.               Pennsylvania
     Frontier Communications of Pennsylvania, Inc.               Pennsylvania
     Frontier Communications of the South, Inc.                  Alabama
     Frontier Communications of Thorntown, Inc.                  Indiana
      Subsidiaries of Frontier Communications of Thorntown, Inc.:
       Frontier Cable of Indiana, Inc.                           Indiana
     Frontier Communications of Viroqua, Inc.                    Wisconsin
     Frontier Communications of Wisconsin, Inc.                  Wisconsin
     Frontier InfoServices, Inc.                                 Delaware
Frontier TechServ, Inc.                                          Delaware
Frontier Telephone of Rochester, Inc.                            New York
Havasu Water Company, Inc.                                       Arizona
LGS Natural Gas Company                                          Louisiana
Navajo Communications Company, Inc.                              New Mexico
Ogden Telephone Company                                          New York
   Subsidiaries of Ogden Telephone Company:
     NewOp Communications Corporation                            New York
     Phone Trends, Inc.                                          New York
Rhinelander Telecommunications, Inc.                             Wisconsin
   Subsidiaries of Rhinelander Telecommunications, Inc.:
     New North Telecommunications, Inc.                          Wisconsin
     Rhinelander Telephone Company                               Wisconsin
      Subsidiaries of Rhinelander Telephone Company:
        Rib Lake Cellular for Wisconsin RSA #3, Inc.             Wisconsin
        Rib Lake Telecom, Inc.                                   Wisconsin
Sun City Sewer Company                                           Arizona
Sun City Water Company                                           Arizona
Sun City West Utilities Company                                  Arizona
Tubac Valley Water Company, Inc.                                 Arizona


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